GOODWILL	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL
GOODWILL
The Company has recorded the following Goodwill on its acquisitions in the U.S.:

(millions of Canadian $)	Natural Gas Pipelines	Energy	Total

Balance at January 1, 2014	2,816	880	3,696
Foreign exchange rate changes	258	80	338
Balance at December 31, 2014	3,074	960	4,034
Foreign exchange rate changes	593	185	778
Balance at December 31, 2015	3,667	1,145	4,812

At December 31, 2015, TCPL’s Goodwill included US$573 million (2014 - US$573 million) related to the Great Lakes natural gas transportation business. TCPL's share of this Goodwill (net of non-controlling interests) was US$386 million (2014 – US$243 million). The increase in TCPL's share is a result of the impairment charge of US$199 million recorded by TC PipeLines, LP on its equity method goodwill related to Great Lakes. On a consolidated basis, TCPL’s carrying value of its investment in Great Lakes is proportionately lower compared to the 46.45% owned through TC PipeLines, LP. As a result, the estimated fair value of Great Lakes exceeded TCPL's consolidated carrying value of the investment and no impairment was recorded in 2015.
The estimated fair value of Great Lakes exceeded its carrying value by less than 10 per cent. The fair value of this reporting unit was measured by using a discounted cash flow analysis. Assumptions regarding Great Lakes’ ability to realize long-term value in the North American energy market have been adversely impacted by the changing natural gas flows in its market region as well as a change in the Company's view of other strategic alternatives to increase utilization of Great Lakes. As a result, the Company reduced forecasted cash flows from the reporting unit for the next ten years as compared to those utilized in previous impairment tests. There is a risk that continued reductions in future cash flow forecasts and adverse changes in other key assumptions could result in a future impairment of a portion of the Goodwill balance relating to Great Lakes.